Supplement to the
Fidelity® Nasdaq
Composite® Index Fund
January 29, 2011
Prospectus

Jeffrey Adams no longer serves as a portfolio manager of the fund. All references to Mr. Adams are no longer applicable.

The following replaces similar information found in the "Features and Policies" section beginning on page 20.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.

EIF-11-02  August 25, 2011
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